                                                                    EXHIBIT 24.2

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Santa Fe Energy Resources, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto
duly authorized in the City of Houston, State of Texas, on March   , 1994.

                                          SANTA FE ENERGY RESOURCES, INC.

                                          By:
                                                        James L. Payne
                                               Chairman of the Board, President
                                                 and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


     Know all men by these presents, that each of the undersigned officers and directors of Santa Fe Energy Resources, Inc. hereby constitutes and appoints James L. Payne, Michael J. Rosinski and David L. Hicks, and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her in his name, place and stead, in any and all capacities to sign any or all amendments or post-effective amendments to this Registration Statement, and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.



              SIGNATURE                               TITLE                      DATE
              ---------                               -----                      ----
                                        Chairman of the Board, President    March   , 1994
- -------------------------------------   and Chief Executive Officer and
           James L. Payne               Director (Principal Executive
                                        Officer)
                                        Vice President and Chief Financial  March   , 1994
- -------------------------------------   Officer (Principal financial and
         Michael J. Rosinski            accounting officer)

- -------------------------------------                Director               March   , 1994
           Rod F. Dammeyer
                                                     Director               March   , 1994
- -------------------------------------
         William E. Greehey
                                                     Director               March   , 1994
- -------------------------------------
           Robert D. Krebs
                                                     Director               March   , 1994
- -------------------------------------
          Allan V. Martini

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
              SIGNATURE                               TITLE                      DATE
              ---------                               -----                      ----
                                                     Director               March   , 1994
- -------------------------------------
          Michael A. Morphy
                                                     Director               March   , 1994
- -------------------------------------
         Reuben F. Richards
                                                     Director               March   , 1994
- -------------------------------------
           Marc J. Shapiro
                                                     Director               March   , 1994
- -------------------------------------
           Robert F. Vagt
                                                     Director               March   , 1994
- -------------------------------------
         Kathryn D. Wriston
                                                     Director               March   , 1994
- -------------------------------------
           Melvyn N. Klein

        /S/  DAVID M. SCHULTE                        Director               March 28, 1994
- -------------------------------------
          David M. Schulte